FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         October 23, 2006

For Further Information Contact:  (609) 386-2400
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 3RD QUARTER EARNINGS

Burlington, New Jersey, (October 23, 2006) - FMS Financial Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1.2 million or $0.19 diluted earnings per share for the quarter ended September 30, 2006 as compared to net income of $1.7 million or $0.26 diluted earnings per share for the same period in 2005. Earnings for the nine months ended September 30, 2006 were $4.1 million or $0.63 diluted earnings per share as compared to net income of $5.2 million or $0.81 diluted earnings per share for the first nine months of 2005.

Net interest income after provision for loan losses totaled $25.5 million for the nine months ended September 30, 2006 compared to $27.1 million for the same period in 2005. Total interest income increased to $45.9 million during the nine months ended September 30, 2006 from $42.9 million for the same period in 2005. Total interest expense increased to $20.2 million during the nine months ended September 30, 2006 from $15.5 million for the same period in 2005.

Total assets were $1.2 billion and deposits totaled $929.4 million at September 30, 2006. Non-performing loans at September 30, 2006 amounted to $1.2 million or 0.27% of total loans. The allowance for loan losses was $5.3 million at September 30, 2006 or 1.2% of total loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty-two banking offices in Burlington, Camden and Mercer Counties, New Jersey.

FMS Financial Corporation announced on October 13, 2006 that it has agreed to merge with Philadelphia-based Beneficial Savings Bank. Under the terms of the merger agreement, Beneficial will conduct a minority stock offering to its depositors, our shareholders and the public and immediately thereafter will acquire FMS Financial Corporation. Upon completion of the merger, Farmers & Mechanics Bank will be merged with and into Beneficial Mutual Savings Bank. The merger, which is expected to close mid-year 2007, will significantly expand the network of neighborhood branches and ATM locations available to our customers across the greater Delaware Valley area.

Beneficial Mutual Bancorp, Inc. will file a registration statement, which will include a prospectus for the minority stock offering and a proxy statement/prospectus to be mailed to shareholders of FMS in connection with the solicitation of their approval of the merger agreement and the merger, and other relevant documents with the Securities and Exchange Commission (the "SEC") with respect to the minority stock offering and the merger. SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS, WHEN AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MINORITY STOCK OFFERING AND THE MERGER. Investors will be able to obtain these documents free of charge at the SEC's website (www.sec.gov).

The directors and executive officers of FMS Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of FMS. Information about the interests of FMS's directors and executive officers is set forth in the proxy statement for FMS's 2006 Annual Meeting of Stockholders, dated March 24, 2006, as filed with the SEC. A copy of the proxy statement is available free of charge at the SEC's website (www.sec.gov). Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
----------------------------------------------

                                                                                September 30, 2006   December 31, 2005
                                                                                   (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                          $     47,754,701    $      54,479,491
     Interest-bearing deposits                                                           202,724               93,076
     Short term funds                                                                 68,301,888           39,268,382
                                                                                ----------------    -----------------
        Total cash and cash equivalents                                              116,259,313           93,840,949

     Investment securities held to maturity                                          441,059,945          483,536,309
     Investment securities available for sale                                        148,744,743          155,632,095
                                                                                ----------------    -----------------
        Total investment securities                                                  589,804,688          639,168,404

     Loans, net                                                                      450,977,975          442,571,357
     Accrued interest receivable                                                       7,250,176            6,224,371
     Federal Home Loan Bank stock                                                      6,313,520            8,248,420
     Office properties and equipment, net                                             34,326,043           34,801,087
     Deferred income taxes                                                             2,840,687            2,607,641
     Core deposit intangible                                                           1,338,666            1,875,822
     Prepaid expenses and other assets                                                 3,872,067            1,925,324
                                                                                ----------------    -----------------
TOTAL ASSETS                                                                    $  1,212,983,135    $   1,231,263,375
                                                                                ================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------

Liabilities:
     Interest-bearing deposits                                                  $    743,163,181    $     759,991,442
     Noninterest-bearing deposits                                                    186,235,630          187,075,982
                                                                                ----------------    -----------------
        Total deposits                                                               929,398,811          947,067,424
     Securities sold under agreements to repurchase                                  145,000,000          175,000,000
     FMS Statutory Trust I and II debentures                                          51,548,000           25,774,000
     Advances by borrowers for taxes and insurance                                     2,077,836            2,132,320
     Accrued interest payable                                                          1,390,307            1,378,353
     Dividends payable                                                                   195,474              195,486
     Other liabilities                                                                 5,053,306            4,633,516
                                                                                ----------------    -----------------
     Total liabilities                                                             1,134,663,734        1,156,181,099
                                                                                ----------------    -----------------

Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares authorized; none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 8,009,392 and 8,006,392 shares outstanding 6,515,813 and 6,515,110 as of September 30, 2006 and December 31, 2005,
        respectively                                                                     800,939              800,639
     Additional paid-in capital                                                        8,797,081            8,767,381
     Accumulated other comprehensive income - net of income taxes                     (1,359,692)          (1,099,630)
     Retained earnings                                                                81,088,517           77,583,683
     Less:  Treasury stock (1,493,579 and 1,491,282 shares, at cost,
        as of September 30, 2006 and December 31, 2005, respectively)                (11,007,444)         (10,969,797)
                                                                                ----------------    -----------------
Total stockholders' equity                                                            78,319,401           75,082,276
                                                                                ----------------    -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $  1,212,983,135    $   1,231,263,375
                                                                                ================    =================

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                                               Three Months ended              Nine Months ended
                                                                  September 30,                 September 30,
                                                         ----------------------------   -----------------------------
                                                              2006            2005          2006             2005
---------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:
Interest income on:
    Loans                                                $   7,062,340   $  6,563,963   $ 20,795,572    $  19,164,617
    Mortgage-backed securities                               2,998,347      3,683,402      9,664,035       11,061,882
    Investments:
        Taxable                                              5,266,527      4,297,392     15,161,173       12,596,923
        Tax exempt                                             109,336         53,437        286,339          118,542
                                                         -------------   ------------   ------------    -------------
Total interest income                                       15,436,550     14,598,194     45,907,119       42,941,964
                                                         -------------   ------------   ------------    -------------

INTEREST EXPENSE:
Interest expense on:
    Deposits                                                 4,109,213      2,951,433     11,665,092        8,037,622
    Borrowings                                               1,877,536      1,998,801      6,078,057        6,162,057
    Long term debt                                           1,142,587        469,752      2,441,229        1,321,428
                                                         -------------   ------------   ------------    -------------
Total interest expense                                       7,129,336      5,419,986     20,184,378       15,521,107
                                                         -------------   ------------   ------------    -------------

NET INTEREST INCOME                                          8,307,214      9,178,208     25,722,741       27,420,857
PROVISION FOR LOAN LOSSES                                       90,000         90,000        270,000          270,000
                                                         -------------   ------------   ------------    -------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                          8,217,214      9,088,208     25,452,741       27,150,857
                                                         -------------   ------------   ------------    -------------

NON-INTEREST INCOME:
    Service charges on accounts                              1,462,290      1,331,764      4,332,289        3,981,310
    Gain on sale of fixed assets                               302,877              0        299,793                0
    Other income                                                27,661         41,290        116,821          116,107
    Gain on sale of investment securities                            0              0        364,621                0
                                                         -------------   ------------   ------------    -------------
Total non-interest income                                    1,792,828      1,373,054      5,113,524        4,097,417
                                                         -------------   ------------   ------------    -------------

NON-INTEREST EXPENSE:
    Salaries and employee benefits                           4,786,209      4,534,246     14,400,984       13,369,108
    Occupancy and equipment                                  1,595,231      1,405,837      4,566,868        4,227,445
    Purchased services                                         735,726        685,900      2,152,447        2,084,823
    Professional fees                                          190,041        193,792        580,765          565,800
    Amortization of core deposit intangible                    179,052        179,052        537,156          537,156
    Other expenses                                             155,938        137,275        464,435          444,474
    Telecommunications                                         136,455        168,901        415,626          326,373
    Office Supplies                                            131,241        169,900        459,043          483,573
    Advertising                                                117,208        109,814        338,900          323,057
                                                         -------------   ------------   ------------    -------------
Total non-interest expenses                                  8,027,101      7,584,717     23,916,224       22,361,809
                                                         -------------   ------------   ------------    -------------

INCOME BEFORE INCOME TAXES                                   1,982,941      2,876,545      6,650,041        8,886,465

INCOME TAXES                                                   735,886      1,170,210      2,558,726        3,636,604
                                                         -------------   ------------   ------------    -------------
NET INCOME                                               $   1,247,055   $  1,706,335   $  4,091,315    $   5,249,861
                                                         =============   ============   ============    =============

 BASIC EARNINGS PER COMMON SHARE                         $        0.19   $       0.26   $       0.63    $        0.81
                                                         =============   ============   ============    =============

 DILUTED EARNINGS PER COMMON SHARE                       $        0.19   $       0.26   $       0.63    $        0.80
                                                         =============   ============   ============    =============

  Dividends declared per common share                    $        0.03   $       0.03   $       0.09    $        0.09
                                                         =============   ============   ============    =============